Exhibit 10.01
                                                                   -------------

                         WAIVER dated as of March 12, 2003 (this to the Credit Agreement dated as of September 28, 2000, as amended and restated as of April 11, 2001, and amended by the First Amendment dated as of October 31, 2001, the Second Amendment dated as of December 14, 2001 and the Third Amendment dated as of March 29, 2002 (the "Credit Agreement") among CCL Historical, Inc., formerly named CoreComm Limited (the "Parent"), ATX Communications, Inc., formerly named CoreComm Holdco, Inc. ("CCI"), CoreComm Communications, Inc. (the "Borrower"), the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, as administrative agent and collateral agent (in such capacity, the "Agent").

     The Borrower, CCI and the Parent have requested that the Lenders (i) grant a temporary waiver enabling the Borrower to defer payment of $755,177.11 of interest on the Loans due March 12, 2003 (the "March 2003 Interest Payment"), until March 31, 2003 and (ii) grant to the Borrower a temporary waiver of compliance with the Minimum Consolidated Service Revenues covenant as described in Section 6.15 of the Credit Agreement (the "Service Revenues Covenant")until March 31, 2003. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver. Upon effectiveness of this Waiver in accordance with Section 4 of this Waiver, each Lender hereby waives (i) payment of its portion of the March 2003 Interest Payment until March 31, 2003, on which date the March 2003 Interest Payment will be due and payable in full, without the benefit of any grace period otherwise provided for in paragraph (b) of Article VII of the Credit Agreement and (ii) compliance with the Service Revenues Covenant until March 31, 2003.

     2. No Other Amendments or Waivers; Confirmation. Except as expressly waived hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a


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waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

     3. Representations and Warranties. After giving effect to this Waiver, each Loan Party hereby represents and warrants to the Agent and the Lenders that, as of the date hereof:

     (a) No Default or Event of Default has occurred and is continuing; and

     (b) All representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects as of the date hereof except to the extent that any representation or warranty relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date).

     4. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which the Agent shall have received counterparts hereof duly executed and delivered by the Parent, CCI, the Borrower, the Agent and each of the Lenders.

     5. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Waiver, including the fees, charges and disbursements of counsel for the Agent.

     6. Governing Law; Counterparts. (a) This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     (b) This Waiver may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the signature pages hereof.


                                      -2-
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     IN WITNESS WHEREOF, the Parent, CCI, the Borrower, the Agent and the
undersigned Lenders have caused this Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

                                    CCL HISTORICAL, INC.,

                                      By: /s/ Thomas Gravina
                                          --------------------------
                                          Name:  Thomas Gravina
                                          Title: President and Chief Executive
                                                 Officer

                                    AXT COMMUNICATIONS, INC.,

                                      By: /s/ Thomas Gravina
                                          --------------------------
                                          Name:  Thomas Gravina
                                          Title: President and Chief Executive
                                                 Officer

                                    CORECOMM COMMUNICATIONS, INC.,

                                      By: /s/ Thomas Gravina
                                          --------------------------
                                          Name:  Thomas Gravina
                                          Title: President and Chief Executive
                                                 Officer

                                    JPMORGAN CHASE BANK,
                                    individually and as Agent,

                                      By: /s/ Ann Kurinskas
                                          --------------------------
                                          Name:  Ann Kurinskas
                                          Title: Managing Director

                                    AMERICA ONLINE, INC.,

                                      By: /s/ Lynda Clarizio
                                          --------------------------
                                          Name:  Lynda Clarizio
                                          Title: Senior Vice President



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                                    GOLDMAN SACHS CREDIT PARTNERS, L.P.,

                                      By: /s/ Stephen B. King
                                          --------------------------
                                          Name:  Stephen B. King
                                          Title: Authorized Signatory

                                    MORGAN STANLEY SENIOR FUNDING, INC.,

                                      By: /s/ Deborah DeSantis
                                          --------------------------
                                          Name:  Deborah DeSantis
                                          Title: Vice President